Income Taxes	6 Months Ended	12 Months Ended
	Jun. 29, 2019	Dec. 29, 2018
Income Tax Disclosure [Abstract]
Income Taxes

7. INCOME TAXES

Income tax expense (benefit) and effective tax rate for the periods presented were as follows (dollars in thousands):

	13 Weeks Ended		26 Weeks Ended
	June 30, 2018	June 29, 2019	June 30, 2018	June 29, 2019
Income tax expense (benefit)	$2,748	$(4,247)	$4,832	$(2,803)
Effective tax rate	27.4%	28.5%	27.4%	29.0%

The effective tax rate is higher than the U.S. statutory tax rate of 21% primarily due to state income taxes and permanently nondeductible expenses. The changes in the effective tax rates for the 13 and 26 weeks ended June 29, 2019 compared to the corresponding periods of 2018 were mainly due to the decrease in forecasted income for 2019, driven primarily by the recognition of stock-based compensation expense in connection with our IPO as discussed in Note 6. As a result, this increased our estimated annual effective tax rate for 2019 and thus the effective tax rates for the 13 and 26 weeks ended June 29, 2019.

Our policy is to recognize interest and penalties associated with uncertain tax benefits as part of the income tax provision and include accrued interest and penalties with the related income tax liability on our condensed consolidated balance sheets. To date, we have not recognized any interest and penalties in our condensed consolidated statements of operations, nor have we accrued for or made payments for interest and penalties. We had no unrecognized tax benefits as of December 29, 2018 and June 29, 2019.

8. Income Taxes

For financial reporting purposes, the Company had income before taxes of $16.9 million for the fiscal year ended December 31, 2016, $25.8 million for the fiscal year ended December 30, 2017 and $21.9 for the fiscal year ended December 29, 2018.

The Company’s components of income tax expense (in thousands) for the fiscal years ended December 31, 2016, December 30, 2017 and December 29, 2018 are as follows:

	Fiscal Year Ended
	December 31, 2016	December 30, 2017	December 29, 2018
Current:
Federal	$98	$237	$(200)
State	47	189	353

Total current	145	426	153
Deferred:
Federal	5,446	2,928	4,523
State	1,133	1,817	1,308

Total deferred	6,579	4,745	5,831

Income tax expense	$6,724	$5,171	$5,984

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Fiscal Year Ended
	December 31, 2016	December 30, 2017	December 29, 2018
Taxes at federal statutory rates	35.0%	35.0%	21.0%
Effect of change in federal tax rate	—	(21.1%)	—
State income taxes net of federal benefit	4.1%	5.1%	6.0%
Other	0.6%	1.1%	0.4%

Effective income tax rate	39.7%	20.1%	27.4%

The primary components of the Company’s deferred tax assets and liabilities (in thousands) as of December 30, 2017 and December 29, 2018 are as follows:

	December 30, 2017	December 29, 2018
Deferred tax assets:
Accrued compensation	$2,765	$2,594
Inventory	3,110	3,553
Transaction costs	1,704	1,520
Deferred rent	7,290	12,530
Net operating loss and other carryforwards	33,263	25,781
Reserves and allowances	3,699	4,056
Other	953	1,181
Interest expense carryforward	—	3,862

Total deferred tax assets	52,784	55,077

Deferred tax liabilities:
Prepaid expenses	(701)	(733)
Depreciation and amortization	(33,341)	(36,271)
Intangible assets	(9,717)	(9,073)
Goodwill	(16,534)	(21,897)
Debt transaction costs	(1,795)	(2,238)

Total deferred tax liabilities	(62,088)	(70,212)

Net deferred tax liabilities	$(9,304)	$(15,135)

The Company has net operating loss carryforwards of $96.4 million for federal income tax purposes and $27.0 million for California income tax purposes, which begin to expire in 2032. Certain tax attributes are subject to an annual limitation as a result of the Company’s acquisition of Holdings, which constitutes a change in ownership as defined under Internal Revenue Code Section 382. Based on the Company’s analysis, the Company’s projected net operating losses to be utilized in future years will not be affected by this annual limitation.

As of December 29, 2018 and December 30, 2017, the Company had no uncertain tax positions and does not anticipate any changes to its uncertain tax positions within the next 12 months.

The Company is subject to taxation in the United States and various state jurisdictions. As of December 29, 2018, the Company’s tax returns remain open to examination by the tax authorities for tax years 2015 to 2018 for US federal and 2014 to 2018 for various state jurisdictions.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code, including, but not limited to, (1) reducing the U.S. federal corporate tax rate from 35 percent to 21 percent; (2) eliminating the corporate alternative minimum tax (AMT) and changing how existing AMT credits can be realized; (3) creating a new limitation on deductible interest expense; (4) changing rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017; and (5) expanding bonus depreciation to allow full expensing of qualified property.

The SEC staff issued Staff Accounting Bulletin No. 118 (SAB 118), which provides guidance on accounting for the income tax effects of the Tax Act under ASC Topic 740. SAB 118 provides a measurement period that should not extend beyond one year from the enactment date of the Tax Act for companies to complete the accounting for the effects of the Tax Act. In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Tax Act for which the accounting under ASC Topic 740 is complete. To the extent that a company’s accounting for certain income tax effects of the Tax Act is incomplete, but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC Topic 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Tax Act.

The Company recognized a provisional tax benefit of $5.4 million associated with the Tax Act in its consolidated financial statements for the fiscal year ended December 30, 2017, which was associated with the re-measurement of the Company’s deferred tax assets and liabilities. During the year ended December 29, 2018, the Company finalized its accounting for the impacts of the Tax Act and recorded an insignificant measurement period adjustment associated with the re-measurement of the Company’s deferred tax assets and liabilities.